UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 17, 2007
                                                   -----------------------------

                       Allegheny Technologies Incorporated
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             (Exact name of registrant as specified in its charter)


          Delaware                     1-12001                  25-1792394
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(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)

    1000 Six PPG Place, Pittsburgh, Pennsylvania                15222-5479
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       (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code   (412) 394-2800
                                                     ---------------------------

                                       N/A
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         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 17, 2007, Allegheny Technologies Incorporated (the "Company") announced that Richard J. Harshman, Executive Vice President, Finance and Chief Financial Officer, will speak at the 2007 Bank of America Investment Conference in San Francisco, CA on September 18, 2007. Mr. Harshman's remarks and presentation slides will be available at 5:00 p.m. (ET) on Tuesday, September 18, 2007, on the Company's website www.alleghenytechnologies.com under the "Investors" tab. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

      (d)  Exhibits

           Exhibit 99.1     Press release dated September 17, 2007.

                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ALLEGHENY TECHNOLOGIES INCORPORATED


                            By:    /s/ Jon D. Walton
                                   ------------------------------------------
                                   Jon D. Walton
                                   Executive Vice President, Human Resources,
                                   Chief Legal and Compliance Officer

Dated:  September 17, 2007

                                  EXHIBIT INDEX
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Exhibit 99.1     Press release dated September 17, 2007.